Summary of Lease Contract

Lessor : Eunsung Building (Called "A" in hereafter)
Lessee : Spectrian Asia Pacific (Called "B" in hereafter)

                            4th Floor           5th Floor         1st Basement
                            ---------           ---------         ------------

1. Space use           : Approx. 5,280sft   Approx. 2,740sft   Approx. 13,450sft
   Actual usable space : Approx. 3,168sft   Approx. 1,541sft   Approx. 7,565sft
   (40% of common area)

2. "B" will lease the space of Eunsung Building to use for office & lab, manufacturing space and can't use it for any other purpose without mutual written agreement.

3.   A lease contract period

     (1) Lease period : 2000, 3. 1 - 2001, 2. 28

     (2) "A" can terminate the contract if "B" can't pay the whole security deposit before the effective contract day by its side.

     (3) "A" or "B" has to inform the intention of cancellation 60 days before the end of contract, If there is no notice each other, the lease contract regarded to be extended automatically.

     (4) Cancellation of contract during automatically extended contract period can be made when "B" inform the intention of cancellation by written notice to "A"

     (5) "A" has to register the whole security deposit as a lien during lease period.

4. Lease deposit

     (1) Lease deposit: Korean won 294.8M / US$ 268,000-
                        (Additional amount - Korean won 230.8M / US$ 209,818-)

     (2) Initial deposit: Korean won 74M / US$ 67,273-
                        (Additional amount - Korean won 10M / US$ 9,091-)

     Rest of the amount : must be paid before the commencement of this contract.

     (3) If this contract is breached due to (2) of paragraph 3, initial deposit will be forfeited by landlord and "B" can't ask for the refund.

     (4) Security deposit has no interest.

     (5) "B" can't pay their monthly rent from the security deposit, can't transfer the right of security deposit refund to the 3rd party and, can't use it as a bond.

     (6) "A" has to return the full amount of security deposit right after the lease termination.



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5.   Office rent

     (1) Monthly rent: Korea won 25,993M / US$ 23,630-
                      (Additional  amount - Korean won  18,793M / US$  17,084-)

6.   Utility

     (1) "A" has to pay utility for common area.

     (2) Utility for the special area designated by "B" has to be paid by "B".

7.   Adjustment of security deposit, rent & utility

     "A" can adjust the security deposit, rent, utility under the following circumstance with an agreement with "B" after information the notice to "B" before 30 days.

     (1) When the tax increase for the building is expected.

     (2) When consumer price index is increased and any other economic situation is expected.

     (3) When the expenses for the building maintenance are increased rapidly.

8.   Tenant improvement

     (1) "B" can do his own tenant improvement, only when "A" approve the tenant improvement.

     (2) After lease contract is terminated "B" must get rid of all the tenant improvement to make the space as the original status as it was.

     (3) If there's any damage to the building, "B" is fully responsible for the repair.

     (4) "B" can use the warehouse space (Approx. 200sft) as a free of charge during the contract period.

9.   Repair

    If repair expense caused by "B"'s mistake, "B" has to pay all repair expenses.

10. "B" can't sub-lease the space to the third party, nor to endorse the right & the duties of this contract.

11. "B" can't use subject space for the other purpose and can't use this space for residential.

12.  (1) "A" should have security guard.

     (2) "A" is not responsible for fire & theft.

13. "A" has a full right to cancel this contract when "B" didn't pay a monthly rent for three months consecutive.



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14.  If there are any other condition to be added or the other objection on this contract, it can be adjusted by mutual agreement is not made, parties have to follow the interpretation of lawyer pointed by both parties.


[Addendum]

1. "A" should changes its legal use for 1st Basement space according to "B"'s ask.

2. "A" should offer "B" 3rd Basement as an exclusive parking space for free of charge during the period of this lease contract.

3. In case that Spectrian Asia Pacific Liaison Office is transferred to Spectrian Korea Incorporation, this contract shall be effective until termination of this contract.